UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1: Report(s) to Shareholders.

Annual report dated February 28, 2015, enclosed.
Schwab Fundamental Global Real Estate Index Fund

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Schwab Fundamental Global Real Estate Index Fund
Annual Report
February 28, 2015

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns From Inception (October 22, 2014) to February 28, 2015
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	8.47%*
Russell Fundamental Global Select Real Estate Index (Net)**	8.66%
Fund Category: Morningstar Global Real Estate	8.38%
Performance Details	pages 6-7

Minimum Initial Investment[1]	$100
All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Index ownership—“Russell Fundamental Global Select Real Estate Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
**	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	Please see the fund's prospectus for further detail and eligibility requirements.
2Schwab Fundamental Global Real Estate Index Fund

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we provide funds that are designed to be part of the foundation of a diversified portfolio. The Schwab Fundamental Global Real Estate Index Fund represents an important part of our product line-up, and is discussed in this annual report. The fund was launched on October 22, 2014, and represents an exciting expansion to our fundamentally weighted products.
In recent years, fundamentally weighted strategies have experienced considerable asset growth. Unlike traditional equity indices that are often weighted by market capitalization, fundamentally weighted indices select and weight stocks by objective non-price measures, such as dividends, cash flow, and sales. By using this weighting methodology, such funds can serve as an effective complement to capitalization-weighted index funds and actively managed investment vehicles.
From the fund’s inception through the reporting period ended February 28, 2015, the fund closely tracked the 8.7% return of the Russell Fundamental Global Select Real Estate Index.1 The low yield environment enhanced the appeal of income-oriented investments such as real estate securities, as many central banks around the world kept interest rates low to stimulate economic growth. Real estate investment trusts in the U.S. performed particularly well, helped by relatively stable economic growth, declining vacancy rates, and increased rental growth, while generally outperforming international real estate securities.
Asset Class Performance Comparison % returns during the period from inception (10/22/2014) to 2/28/2015

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Global Real Estate Index Fund3

From the President continued

From the fund’s inception through the reporting period ended February 28, 2015, the fund closely tracked the 8.7% return of the Russell Fundamental Global Select Real Estate Index.1

For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our new website at www.csimfunds.com, which provides improved functionality, enhanced design, and access to industry insights. We are also happy to hear from you at 1-800-435-4000.
Sincerely,
[1]	The total return cited is calculated net of foreign withholding taxes.
4Schwab Fundamental Global Real Estate Index Fund

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Schwab Fundamental Global Real Estate Index Fund5

Schwab Fundamental Global Real Estate Index Fund
The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Global Select Real Estate Index (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global real estate securities produced positive returns for the reporting period, in part due to a drop in long-term interest rates and stronger real estate fundamentals, such as solid rent growth. Though many international currencies depreciated versus the U.S. dollar which generally reduced returns on overseas investments in U.S. dollar terms, many global real estate markets overcame this obstacle and performed well during the reporting period. Within the index, real estate securities from India and Germany outperformed, while real estate securities from Brazil and the United Arab Emirates underperformed by comparison.
Performance. The fund returned 8.47% for the reporting period of fund inception, October 22, 2014, to February 28, 2015, while the index returned 8.66%1 for the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Brazilian real estate securities were among the biggest detractors from the total return of the fund. Real estate securities from Brazil represented an average weight of approximately 1% of the fund and returned approximately -25% in U.S. dollar terms. One example from this market is PDG Realty S.A. Empreendimentos e Participacoes, a real estate investment company that operates in different segments of the real estate market, including residential development, residential allotments, and commercial properties aimed at generating rental income. The fund’s holdings of PDG Realty S.A. Empreendimentos e Participacoes returned approximately -61% in U.S. dollar terms. The fund’s real estate holding from the United Arab Emirates also performed poorly, representing an average weight of less than 1% of the fund and returning -18% in U.S. dollar terms.
Real estate securities from the U.S. were among the biggest contributors to the returns of both the index and the fund. These securities represented an average weight of approximately 44% of the fund and returned approximately 10%. One example from this market is Simon Property Group, Inc., a self-administered and self-managed REIT. The fund’s holdings of Simon Property Group, Inc. returned approximately 13%. Australian real estate securities also contributed meaningfully to the fund’s performance. Real estate securities from Australia represented an average weight of approximately 9% of the fund and returned approximately 9% in U.S. dollar terms.
As of 02/28/15:
Statistics
Number of Holdings	228
Weighted Average Market Cap (millions)	$14,412
Price/Earnings Ratio (P/E)	16.9
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	4%
Industry Weightings % of Investments
Real Estate Management & Development	30.3%
Retail REITs	19.5%
Specialized REITs	14.1%
Office REITs	12.3%
Diversified REITs	12.0%
Residential REITs	7.1%
Industrial REITs	2.9%
Homebuilding	1.0%
Short-Term Investments	0.8%
Total	100.0%
Top Holdings % of Net Assets[2]
Simon Property Group, Inc.	3.0%
Westfield Corp.	2.5%
Mitsui Fudosan Co., Ltd.	2.1%
Mitsubishi Estate Co., Ltd.	2.1%
Equity Residential	1.8%
Vornado Realty Trust	1.7%
Cheung Kong (Holdings) Ltd.	1.7%
Unibail-Rodamco SE	1.6%
Daito Trust Construction Co., Ltd.	1.6%
Public Storage	1.6%
Total	19.7%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of 02/28/15
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
October 22, 2014 – February 28, 2015
Performance of Hypothetical
$10,000 Investment1

Total Returns1,2
Fund and Inception Date	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	8.47%*
Russell Fundamental Global Select Real Estate Index (Net)	8.66%
FTSE EPRA/NAREIT Global Index (Net)	8.71%
Fund Category: Morningstar Global Real Estate	8.38%
Fund Expense Ratios3: Net 0.49%; Gross 0.69%

Country Weightings % of Investments
United States	44.8%
Japan	12.0%
Hong Kong	9.0%
Australia	8.9%
China	5.8%
France	4.4%
United Kingdom	4.2%
Other Countries	10.9%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The fund's performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — “Russell Fundamental Global Select Real Estate Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	As stated in the fund's prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.
Schwab Fundamental Global Real Estate Index Fund7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and, (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. The Hypothetical expense examples are based on an investment of $1,000 invested for the six months beginning September 1, 2014 and held through February 28, 2015. The Actual expense examples are based on an investment of $1,000 invested for the period beginning from commencement of operations on October 22, 2014 and held through February 28, 2015.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value	Ending Account Value (Net of Expenses) at 2/28/15	Expenses Paid During Period[2,3]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.13%	$1,000.00	$ 1,085.70	$0.48
Hypothetical 5% Return	0.13%	$1,000.00	$1,024.15	$ 0.65

[1]	The expense ratio provided is for the period from 10/22/14 (commencement of operations) through 2/28/15 and is a blended ratio. See financial note 4.
[2]	Actual expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 130 days of the period from commencement of operations on 10/22/14 through 2/28/15, and divided by 365 days of the fiscal year.
[3]	Hypothetical expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.
8Schwab Fundamental Global Real Estate Index Fund

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
10/22/14 [1]– 2/28/15
Per-Share Data ($)
Net asset value at beginning of period	10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.10
Net realized and unrealized gains (losses)	0.75
Total from investment operations	0.85
Less distributions:
Distributions from net investment income	(0.11)
Distributions from net realized gains	(0.00) [3]
Net asset value at end of period	10.74
Total return (%)	8.57 [4]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses	0.13 [5],[6]
Gross operating expenses	2.58 [5]
Net investment income (loss)	2.62 [5]
Portfolio turnover rate	4 [4]
Net assets, end of period ($ x 1,000,000)	105

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Amount is less than $0.005.

Not annualized.

Annualized (except for offering costs).

The ratio presented for period ended 2/28/15 is a blended ratio. See financial note 4.
See financial notes    9

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 28, 2015
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.3%	Common Stock	99,173,816	104,488,108
0.8%	Short-Term Investments	856,511	856,511
100.1%	Total Investments	100,030,327	105,344,619
(0.1)%	Other Assets and Liabilities, Net		(66,545)
100.0%	Net Assets		105,278,074

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets
Australia 8.8%
Real Estate 8.8%
Charter Hall Retail REIT	37,930	135,006
Cromwell Property Group	112,869	103,060
Dexus Property Group	106,982	658,779
Goodman Group	121,512	591,568
Investa Office Fund	62,954	197,437
Lend Lease Group	104,749	1,417,513
Mirvac Group	505,085	819,505
Novion Property Group	238,978	459,904
Stockland	449,547	1,645,465
The GPT Group	160,445	588,767
Westfield Corp.	344,589	2,638,942
		9,255,946
Austria 0.3%
Real Estate 0.3%
IMMOFINANZ AG *	104,794	318,855
Belgium 0.4%
Real Estate 0.4%
Befimmo S.A.	1,842	133,091
Cofinimmo S.A.	2,160	266,893
		399,984
Security	Number of Shares	Value ($)
Brazil 1.0%
Consumer Durables & Apparel 0.6%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	62,320	254,219
Even Construtora e Incorporadora S.A.	83,842	135,565
Gafisa S.A.	137,699	101,865
PDG Realty S.A. Empreendimentos e Participacoes *	710,661	117,661
		609,310
Real Estate 0.4%
BR Malls Participacoes S.A.	30,354	180,814
BR Properties S.A.	20,130	82,186
Multiplan Empreendimentos Imobiliarios S.A.	8,360	160,648
		423,648
		1,032,958
Canada 1.6%
Real Estate 1.6%
Boardwalk Real Estate Investment Trust	2,665	126,311
Calloway Real Estate Investment Trust	7,530	183,235
Canadian Real Estate Investment Trust	3,603	134,885
Cominar Real Estate Investment Trust	6,162	97,204
Dream Office Real Estate Investment Trust	3,823	83,824
First Capital Realty, Inc.	10,258	161,161
FirstService Corp.	1,833	111,174
Granite Real Estate Investment Trust	5,923	214,727
H&R Real Estate Investment Trust	11,773	227,719
RioCan Real Estate Investment Trust	15,961	373,713
		1,713,953
China 5.8%
Real Estate 5.8%
Agile Property Holdings Ltd.	606,000	359,893
China Overseas Land & Investment Ltd.	374,000	1,140,633
China Resources Land Ltd.	172,000	456,756
China Vanke Co., Ltd., Class H *	148,100	340,109
Country Garden Holdings Co., Ltd.	775,000	308,429
Evergrande Real Estate Group Ltd.	891,000	393,179
Franshion Properties China Ltd.	406,000	119,229
Greentown China Holdings Ltd.	117,000	103,336
Guangzhou R&F Properties Co., Ltd., Class H	327,200	381,141
Kerry Properties Ltd.	125,000	417,260
10    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
KWG Property Holding Ltd.	218,500	141,913
Longfor Properties Co., Ltd.	102,000	134,076
Poly Property Group Co., Ltd.	338,000	165,112
Shenzhen Investment Ltd.	424,000	133,882
Shimao Property Holdings Ltd.	172,500	366,340
Shui On Land Ltd.	487,500	113,120
Sino-Ocean Land Holdings Ltd.	565,500	353,953
SOHO China Ltd.	412,000	294,454
Sunac China Holdings Ltd.	248,000	229,186
Yuexiu Property Co., Ltd.	904,000	181,835
		6,133,836
France 4.4%
Real Estate 4.4%
Fonciere Des Regions	5,780	596,944
Gecina S.A.	3,276	430,037
ICADE	5,698	510,236
Klepierre	14,159	691,430
Mercialys S.A.	8,418	207,177
Nexity S.A.	11,874	488,546
Unibail-Rodamco SE	5,930	1,706,015
		4,630,385
Germany 0.5%
Real Estate 0.5%
Deutsche Euroshop AG	3,670	187,512
GAGFAH S.A. *	12,035	278,617
		466,129
Hong Kong 9.0%
Real Estate 9.0%
Cheung Kong (Holdings) Ltd.	90,000	1,781,443
Great Eagle Holdings Ltd.	43,000	148,650
Hang Lung Group Ltd.	81,000	377,949
Hang Lung Properties Ltd.	168,000	476,416
Henderson Land Development Co., Ltd.	58,000	396,408
Hongkong Land Holdings Ltd.	96,000	724,800
Hysan Development Co., Ltd.	32,000	153,680
New World Development Co., Ltd.	642,000	756,745
Sino Land Co., Ltd.	308,000	503,930
Sun Hung Kai Properties Ltd.	88,000	1,378,922
Swire Properties Ltd.	78,200	259,516
The Link REIT	132,500	846,574
The Wharf Holdings Ltd.	137,000	998,769
Wheelock & Co., Ltd.	129,000	692,555
		9,496,357
Italy 0.1%
Real Estate 0.1%
Beni Stabili S.p.A	183,339	150,001
Security	Number of Shares	Value ($)
Japan 12.0%
Real Estate 12.0%
Advance Residence Investment Corp.	110	275,842
Aeon Mall Co., Ltd.	13,900	269,807
Daito Trust Construction Co., Ltd.	15,600	1,691,074
Frontier Real Estate Investment Corp.	22	103,696
Japan Excellent, Inc.	131	171,823
Japan Prime Realty Investment Corp.	65	234,045
Japan Real Estate Investment Corp.	93	464,653
Japan Retail Fund Investment Corp.	213	457,757
Kenedix Office Investment Corp.	37	211,483
Leopalace21 Corp. *	61,600	338,180
MID REIT, Inc.	40	101,000
Mitsubishi Estate Co., Ltd.	93,000	2,172,950
Mitsui Fudosan Co., Ltd.	80,000	2,198,367
Mori Trust Sogo REIT, Inc.	60	129,695
Nippon Accommodations Fund, Inc.	26	99,758
Nippon Building Fund, Inc.	115	578,391
Nomura Real Estate Holdings, Inc.	28,800	509,846
Nomura Real Estate Office Fund, Inc.	60	299,038
NTT Urban Development Corp.	16,300	167,507
Orix JREIT, Inc.	173	247,838
Relo Holdings, Inc.	1,500	120,996
Sumitomo Realty & Development Co., Ltd.	33,000	1,137,005
Tokyo Tatemono Co., Ltd.	40,000	297,115
Top REIT, Inc.	21	89,906
United Urban Investment Corp.	165	268,797
		12,636,569
Netherlands 1.2%
Real Estate 1.2%
Corio N.V.	10,274	569,956
Eurocommercial Properties N.V. CVA	4,384	203,699
Vastned Retail N.V.	3,915	203,937
Wereldhave N.V.	3,531	242,591
		1,220,183
Singapore 2.3%
Real Estate 2.3%
Ascendas Real Estate Investment Trust	165,000	299,043
CapitaCommercial Trust	146,000	189,082
CapitaLand Ltd.	256,000	673,989
CapitaMall Trust	195,000	302,003
Global Logistic Properties Ltd.	88,000	167,123
Keppel Land Ltd.	80,000	266,899
See financial notes    11

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Suntec Real Estate Investment Trust	145,000	207,606
UOL Group Ltd.	55,000	316,426
		2,422,171
South Africa 1.0%
Real Estate 1.0%
Capital Property Fund	102,787	123,814
Emira Property Fund	69,067	108,482
Growthpoint Properties Ltd.	175,770	447,111
Redefine Properties Ltd.	218,101	221,386
SA Corporate Real Estate Fund Nominees Pty Ltd.	415,068	181,447
		1,082,240
Sweden 0.9%
Diversified Financials 0.3%
LE Lundbergfortagen AB, B Shares	5,375	259,147
Real Estate 0.6%
Castellum AB	15,215	260,566
Fabege AB	13,995	212,497
Kungsleden AB	23,321	191,684
		664,747
		923,894
Switzerland 0.4%
Real Estate 0.4%
Allreal Holding AG - Reg'd *	1,205	184,901
Swiss Prime Site AG - Reg'd *	3,024	275,574
		460,475
Taiwan 0.7%
Real Estate 0.7%
Chong Hong Construction Co., Ltd.	37,000	76,361
Farglory Land Development Co., Ltd.	112,000	133,540
Highwealth Construction Corp.	171,000	363,565
Huaku Development Co., Ltd.	66,000	124,787
Ruentex Development Co., Ltd.	51,000	76,128
		774,381
United Arab Emirates 0.4%
Real Estate 0.4%
Emaar Properties PJSC	209,005	423,557
United Kingdom 4.3%
Real Estate 4.3%
Derwent London plc	4,139	213,770
Hammerson plc	65,155	678,766
Intu Properties plc	86,307	470,239
Land Securities Group plc	72,456	1,402,188
Savills plc	20,643	232,510
Segro plc	92,541	614,193
Security	Number of Shares	Value ($)
Shaftesbury plc	8,060	100,992
The British Land Co., plc	59,149	755,161
		4,467,819
United States 44.2%
Diversified Financials 0.2%
WisdomTree India Earnings Fund	8,049	194,705
Real Estate 44.0%
Alexandria Real Estate Equities, Inc.	5,012	480,701
American Campus Communities, Inc.	6,331	261,280
American Tower Corp.	14,458	1,433,366
Apartment Investment & Management Co., Class A	22,614	852,096
Ashford Hospitality Trust, Inc.	12,794	136,256
AvalonBay Communities, Inc.	5,974	1,005,663
BioMed Realty Trust, Inc.	15,603	347,011
Boston Properties, Inc.	9,707	1,333,839
Brandywine Realty Trust	23,203	367,768
Camden Property Trust	6,723	489,367
CBL & Associates Properties, Inc.	22,861	457,677
CBRE Group, Inc., Class A *	15,972	547,201
Columbia Property Trust, Inc.	13,748	355,936
Corporate Office Properties Trust	12,149	357,181
Corrections Corp. of America	19,047	759,785
Cousins Properties, Inc.	10,063	107,976
Crown Castle International Corp.	11,963	1,032,527
DCT Industrial Trust, Inc.	6,565	236,865
DDR Corp.	20,956	396,907
DiamondRock Hospitality Co.	19,129	276,988
Digital Realty Trust, Inc.	10,155	674,089
Douglas Emmett, Inc.	10,925	315,405
Duke Realty Corp.	33,318	711,672
EastGroup Properties, Inc.	2,506	157,878
EPR Properties	5,046	307,856
Equity Commonwealth *	18,240	482,448
Equity LifeStyle Properties, Inc.	4,127	222,321
Equity One, Inc.	3,854	103,210
Equity Residential	24,527	1,889,315
Essex Property Trust, Inc.	2,480	551,626
Extra Space Storage, Inc.	3,714	244,307
Federal Realty Investment Trust	4,183	594,111
Franklin Street Properties Corp.	7,748	97,857
General Growth Properties, Inc.	34,774	1,008,794
Government Properties Income Trust	4,281	100,133
HCP, Inc.	34,073	1,443,332
Health Care REIT, Inc.	13,585	1,047,539
Healthcare Realty Trust, Inc.	9,172	261,769
Healthcare Trust of America, Inc., Class A	4,322	119,935
Hersha Hospitality Trust	15,021	100,791
Highwoods Properties, Inc.	8,655	394,755
Home Properties, Inc.	5,260	351,210
Hospitality Properties Trust	26,906	828,974
Host Hotels & Resorts, Inc.	59,783	1,255,443
12    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Inland Real Estate Corp.	12,301	131,621
Investors Real Estate Trust	10,931	83,731
Jones Lang LaSalle, Inc.	4,669	752,876
Kilroy Realty Corp.	4,220	312,153
Kimco Realty Corp.	34,540	907,711
LaSalle Hotel Properties	6,999	272,401
Lexington Realty Trust	23,180	251,039
Liberty Property Trust	16,742	623,137
Mack-Cali Realty Corp.	26,339	495,437
Medical Properties Trust, Inc.	7,700	116,578
Mid-America Apartment Communities, Inc.	3,977	288,213
National Retail Properties, Inc.	6,973	280,594
Omega Healthcare Investors, Inc.	6,745	270,205
Pennsylvania Real Estate Investment Trust	9,404	214,223
Piedmont Office Realty Trust, Inc., Class A	31,410	575,745
Post Properties, Inc.	3,379	192,164
Prologis, Inc.	22,881	977,248
PS Business Parks, Inc.	1,700	141,406
Public Storage	8,460	1,668,481
Realty Income Corp.	8,270	413,996
Regency Centers Corp.	8,026	526,746
Retail Properties of America, Inc., Class A	21,966	347,722
RLJ Lodging Trust	7,819	248,722
Ryman Hospitality Properties, Inc.	3,377	202,958
Sabra Health Care REIT, Inc.	7,530	246,156
Senior Housing Properties Trust	16,844	376,463
Simon Property Group, Inc.	16,466	3,134,468
SL Green Realty Corp.	4,251	539,579
Sovran Self Storage, Inc.	2,093	192,598
Sun Communities, Inc.	2,851	192,699
Sunstone Hotel Investors, Inc.	12,241	213,605
Tanger Factory Outlet Centers, Inc.	5,735	203,306
Taubman Centers, Inc.	4,358	315,258
The Geo Group, Inc.	7,439	320,993
The Macerich Co.	9,771	817,344
UDR, Inc.	19,520	623,469
Ventas, Inc.	19,876	1,480,166
Vornado Realty Trust	16,299	1,793,542
Washington Real Estate Investment Trust	9,990	283,117
Weingarten Realty Investors	13,747	497,916
WP Carey, Inc.	3,744	256,764
		46,283,710
		46,478,415
Total Common Stock
(Cost $99,173,816)		104,488,108
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.8% of net assets
Time Deposits 0.7%
Brown Brothers Harriman
Australian Dollar
1.19%, 03/02/15	144,167	112,653
Canadian Dollar
0.10%, 03/02/15	1,132	906
Singapore Dollar
0.01%, 03/02/15	4,912	3,604
DNB
US Dollar
0.03%, 03/02/15	679,349	679,349
		796,512
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 03/19/15 (a)(b)	30,000	30,000
0.01%, 03/19/15 (a)(b)	10,000	10,000
0.02%, 03/19/15 (a)(b)	10,000	10,000
0.05%, 03/19/15 (a)(b)	10,000	9,999
		59,999
Total Short-Term Investments
(Cost $856,511)		856,511

End of Investments.

At 02/28/15, the tax basis cost of the fund's investments was $101,186,245 and the unrealized appreciation and depreciation were $5,231,216 and ($1,072,842), respectively, with a net unrealized appreciation of $4,158,374.
As of 02/28/15, the values of certain foreign securities held by the fund aggregating $53,765,074 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.

CVA –	Dutch Certificate
Reg'd –	Registered
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/28/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/20/15	6	630,840	(1,334)

See financial notes    13

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of February 28, 2015 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$36,128,178	$—	$36,128,178
Brazil [1]	1,032,958	—	—	1,032,958
Canada [1]	1,713,953	—	—	1,713,953
China
Real Estate	103,336	6,030,500	—	6,133,836
Hong Kong
Real Estate	724,800	8,771,557	—	9,496,357
Singapore
Real Estate	488,125	1,934,046	—	2,422,171
South Africa
Real Estate	181,447	900,793	—	1,082,240
United States[1]	46,478,415	—	—	46,478,415
Short-Term Investments[1]	—	856,511	—	856,511
Total	$50,723,034	$54,621,585	$—	$105,344,619
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($1,334)	$—	$—	($1,334)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the period. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2015.
14    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Assets and Liabilities
As of February 28, 2015
Assets
Investments, at value (cost $100,030,327)		$105,344,619
Foreign currency, at value (cost $13,574)		13,575
Receivables:
Investments sold		197
Fund shares sold		410,097
Dividends		95,387
Foreign tax reclaims		1,197
Prepaid offering costs	+	65,847
Total assets		105,930,919
Liabilities
Payables:
Investments bought		395,277
Investment adviser and administrator fees		4,448
Shareholder service fees		1,744
Offering costs		65,847
Fund shares redeemed		43,104
Variation margin on futures contracts		1,394
Accrued expenses	+	141,031
Total liabilities		652,845
Net Assets
Total assets		105,930,919
Total liabilities	–	652,845
Net assets		$105,278,074
Net Assets by Source
Capital received from investors		100,018,918
Net investment income not yet distributed		17,433
Net realized capital losses		(72,854)
Net unrealized capital appreciation		5,314,577

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$105,278,074		9,806,970		$10.74

See financial notes    15

Schwab Fundamental Global Real Estate Index Fund
Statement of
Operations
For the period October 22, 2014* through February 28, 2015
Investment Income
Dividends (net of foreign withholding taxes of $40,935)		$840,632
Interest	+	205
Total investment income		840,837
Expenses
Investment adviser and administrator fees		122,608
Shareholder service fees		30,652
Registration fees		418,445
Custodian fees		101,867
Offering costs		36,425
Professional fees		32,758
Shareholder reports		26,250
Index fee		23,449
Transfer agent fees		10,076
Portfolio accounting fees		5,731
Independent trustees' fees		1,714
Other expenses	+	3,959
Total expenses		813,934
Expense reduction by CSIM and its affiliates	–	775,150
Net expenses	–	38,784
Net investment income		802,053
Realized and Unrealized Gains (Losses)
Net realized gains on investments		85,982
Net realized losses on futures contracts		(28,279)
Net realized gains on foreign currency transactions	+	4,406
Net realized gains		62,109
Net change in unrealized appreciation (depreciation) on investments		5,314,292
Net change in unrealized appreciation (depreciation) on futures contracts		(1,334)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,619
Net change in unrealized appreciation (depreciation)	+	5,314,577
Net realized and unrealized gains		5,376,686
Increase in net assets resulting from operations		$6,178,739
*	Commencement of operations.
16    See financial notes

Schwab Fundamental Global Real Estate Index Fund
Statement of
Changes in Net Assets
For the current period only. Because the fund commenced operations on October 22, 2014, it has no prior report period.
Operations
	10/22/14*-2/28/15
Net investment income		$802,053
Net realized gains		62,109
Net change in unrealized appreciation (depreciation)	+	5,314,577
Increase in net assets from operations		6,178,739
Distributions to Shareholders
Distributions from net investment income		(916,331)
Distributions from net realized gains	+	(3,252)
Total distributions		($919,583)

Transactions in Fund Shares
		10/22/14*-2/28/15
		SHARES	VALUE
Shares sold		10,123,658	$103,354,738
Shares reinvested		69,163	719,990
Shares redeemed	+	(385,851)	(4,055,810)
Net transactions in fund shares		9,806,970	$100,018,918
Shares Outstanding and Net Assets
		10/22/14*-2/28/15
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	9,806,970	105,278,074
End of period		9,806,970	$105,278,074
Net investment income not yet distributed			$17,433
*	Commencement of operations.
See financial notes    17

Schwab Fundamental Global Real Estate Index Fund
Financial Notes
1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Capital Trust (organized May 7, 1993)	Schwab Large-Cap Growth Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental US Large Company Index Fund	Schwab Hedged Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Financial Services Fund
Schwab Fundamental International Large Company Index Fund	Schwab Health Care Fund
Schwab Fundamental International Small Company Index Fund	Schwab International Core Equity Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2010 Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2025 Fund
Schwab International Index Fund	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2055 Fund
Laudus International MarketMasters Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Dividend Equity Fund

Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.
The fund commenced operations on October 22, 2014.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of February 28, 2015 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.
Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (“PFIC”). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2015, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
3. Risk Factors (continued):
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund invests in global real estate companies, including REITs, as measured by the index. It follows those stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance may be below that of the index.
Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; default by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries and, at times, it may be difficult to value such investments.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
3. Risk Factors (continued):
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Exchange-Traded Fund (“ETF”) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is design to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets
First $500 million	0.40%
$500 million to $5 billion	0.38%
$5 billion to $10 billion	0.36%
Over $10 billion	0.34%
The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund's paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the fund to Schwab in its capacity as the fund's paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 0.49%.
For the period October 22, 2014 (Commencement of Operations) through January 31, 2015, CSIM agreed to waive the fund's net operating expenses to 0.00% (excluding interest, taxes and certain non-routine expenses).
Total offering costs of approximately $102,000 paid in connection with the offering of shares of the fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. CSIM has agreed to reimburse the fund for all offering costs.
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the fund. Under the sub-license agreement, the fund pays its pro rata share of licensing fees.
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
6. Borrowing from Banks:
The fund has access to custodian overdraft facilities, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.
There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred an interest expense, which is disclosed on the fund's Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2015 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $297,689 and the month-end average number of contracts held was 3.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 28, 2015, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$102,325,167	$3,130,626
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period are:
Current Period (10/22/14*-2/28/15)
$5,119
*	Commencement of operations.
10. Federal Income Taxes:
As of February 28, 2015, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,098,971
Undistributed long-term capital gains	—
Unrealized appreciation on investments	5,231,216
Unrealized depreciation on investments	(1,072,842)
Other unrealized appreciation (depreciation)	1,811
Net unrealized appreciation (depreciation)	$4,160,185
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and PFICs.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2015, the fund had no capital loss carryforwards.

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)
10. Federal Income Taxes (continued):
For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2015, the fund had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current fiscal year were as follows:
Current period distributions
Ordinary income	$915,589
Long-term capital gains	3,994
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as PFICs, non-U.S. currency gains and losses, and capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 28, 2015, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	131,711
Net realized capital gains (losses)	(131,711)
As of February 28, 2015, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Fundamental Global Real Estate Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental Global Real Estate Index Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period October 22, 2014 (commencement of operations) through February 28, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2015

Other Federal Tax Information (unaudited)
The fund may elect to pass on the benefits of the foreign tax credit of $36,660 to its shareholders for the period ended February 28, 2015. The respective foreign source income of the fund is $458,481.
For the period ended February 28, 2015, the fund designated $37,431 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2016 via IRS form 1099 of the amounts for use in preparing their 2015 income tax return.
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the fund hereby designates $3,994 as long-term capital gain dividends for the fiscal year ended February 28, 2015.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
Initial Approval of Investment Advisory Agreement
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) called and held a meeting on June 3, 2014, in part, for the purpose of considering whether to appoint Charles Schwab Investment Management, Inc. (“CSIM”) as investment adviser to Schwab Fundamental Global Real Estate Index Fund (the “Fund”) under the investment advisory agreement between Schwab Capital Trust (the “Trust”) and CSIM (the “Agreement”). In preparation for the meeting, the Board reviewed a variety of materials provided by CSIM with respect to the services to be provided to the Fund under the Agreement. In recognition of the fact that the Fund had not yet commenced operations, the Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees. In addition, the Independent Trustees met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM.
At the meeting on June 3, 2014, the Board, including a majority of the Independent Trustees, approved the Agreement with respect to the Fund. The Board’s approval was based on consideration and evaluation of a variety of specific factors discussed at this meeting and/or at prior meetings of the Board, including:
1.	the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources CSIM and its affiliates will dedicate to the Fund;
2.	CSIM’s investment performance in managing other funds having relevant investment objectives and strategies;
3.	the Fund’s estimated expenses and how those expenses compare to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to management of other similar funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement relating to the Fund reflects those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the Fund and the resources CSIM and its affiliates will dedicate to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that may be expected to benefit the Fund and its shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations that the nature, extent and quality of services to be provided by CSIM to the Fund and the resources CSIM and its affiliates will dedicate to the Fund supported approval of the Agreement with respect to the Fund.
Performance. With regard to Fund performance, since the Fund had not commenced operations and therefore did not have any performance of its own, the Board considered performance of other funds advised by CSIM having comparable investment objectives in determining whether to approve the Agreement with respect to the Fund. The Trustees also considered both risk and shareholder risk expectations for the Fund. Based on this evaluation the Board concluded, within the context of its full deliberations, that the performance of CSIM supported approval of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s estimated net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered CSIM’s and Schwab’s commitment to waive management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CIMS serves as the adviser to such Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates directly or indirectly. The Trustees also considered any other benefits to be derived by CSIM from its relationship with the Fund. The Trustees considered whether the compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM, albeit uncertain, is reasonable and supported approval of the Agreement with respect to the Fund.
Economies of Scale. Recognizing that the Fund had not yet commenced operations and had no assets, the Trustees considered the possible development of any economies of scale through various efficiencies that may result from increases in the Fund’s assets and whether those could be expected to be passed along to the Fund’s shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund may be expected to obtain reasonable benefit from economies of scale if such economies develop.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement as it relates to the Fund and concluded that the compensation under the Agreement relating to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013)	74	Director, KLA-Tencor Corporation (2008 – present)
Charles A. Ruffel 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None.

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	74	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989; Schwab Investments since 1991; Schwab Capital Trust since 1993; Schwab Annuity Portfolios since 1994; Laudus Trust and Laudus Institutional Trust since 2010)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)
Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust; (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).
George Pereira
1964
Treasurer and Principal Financial Officer, Schwab Funds
Treasurer and Chief Financial Officer, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab and Laudus Funds’ retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds or Laudus Funds to retire from all Boards upon their required retirement date from either Board
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.

Glossary
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of about 34 countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell Fundamental Global Select Real Estate Index  An index that ranks and weights global real estate securities by three fundamental measures of company size—adjusted sales, retained operating cash flow and dividends plus buybacks—rather than by market capitalization. Fundamental scores are created using the members of the Russell Fundamental Global Index classified as Real Estate or Real Estate Investment Trusts according to the Russell Global Sectors classification scheme. Mortgage and Timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. Once the index has been created it is rebalanced quarterly using a tranche methodology.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.

total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2014 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at http://www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Financial Services Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155-3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2015 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR85263-00
00137728

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Gerald Smith and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Smith and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of thirty-eight series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1, thirty-four series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the thirty-eight series live during 2015 and 2014, based on their respective 2015 and 2014 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2014
$1,419,234	$1,390,778	$0	$0	$101,456	$99,131	$19,357	$19,357

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

     Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

	2015: $120,813 2014: $118,488

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 4/14/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 4/14/15

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 4/14/15